ENDEAVOR SERIES TRUST
Supplement dated February 2, 1998
to Prospectuses dated May 1, 1997


	Effective February 2, 1998, Gerald E. Thunelius is the portfolio manager of the Dreyfus U.S. Government Securities Portfolio. Mr. Thunelius is a Senior Portfolio Manager for the Taxable Fixed Income area of The Dreyfus Corporation (Dreyfus). Mr. Thunelius has been with Dreyfus since 1989.